Exhibit 99.2

INOVIO

FDA Accelerated Approval of **VOCERYQ™**

(doruxapapogene ralaplasmid and lalikinogene sifuplasmid-gxfd)

Investor Call

November 2, 2026

Agenda for VOCERYQ™ Approval Call Introduction Jacqueline Shea, PhD, President & Chief Executive Officer Prescribing Information and Label Details Michael Sumner, MBBS, MBA, Chief Medical Officer Commercial Launch Plans Steve Egge, MBA, Chief Commercial Officer VOCERYQ™ and Platform Potential Jacqueline Shea, PhD, President & Chief Executive Officer

This presentation includes statements that are, or may be deemed, “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “opportunity,” “proposition,” “strategy,” “potential,” “plan” or the negative of these terms and similar expressions intended to identify forward-looking statements.  You should not place undue reliance on these forward-looking statements. Forward-looking statements include, but are not limited to, statements about: the timing and success of preclinical studies and clinical trials; the ability to maintain regulatory approval of VOCERYQ™ (formerly referred to as INO-3107), including our belief regarding the competitive advantages of VOCERYQ™ relative to existing treatments; the anticipated timing, scope and success of our commercial launch of VOCERYQ™, including anticipated payer coverage, field deployment and manufacturing timelines; the design, timing and FDA alignment around our planned confirmatory study(ies); our expected manufacturing capabilities; our plans to expand the VOCERYQ™ program through additional treatment strategies; our belief that VOCERYQ™ has the potential to become the preferred treatment and new standard of care for patients with RRP; our expectations regarding competition; the size and growth of the potential markets for VOCERYQ™ and the ability to serve those markets; the rate and degree of market acceptance of any of VOCERYQ™; our anticipated growth strategies; the anticipated trends and challenges in our business and the market in which we operate; our expectations regarding federal, state and foreign regulatory requirements; and other factors that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which has been filed with the Securities and Exchange Commission (SEC) and are available on the SEC's website at www.sec.gov. In addition, the forward-looking statements included in this presentation represent INOVIO's views as of the date hereof. INOVIO anticipates that subsequent events and developments may cause its views to change. However, while INOVIO may elect to update these forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing INOVIO's views as of any date subsequent to the date of this presentation. Third-party industry and market information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information has not been independently verified by, and should not be construed as a representation by, INOVIO. The information contained in this presentation is accurate only as of the date hereof. “INOVIO” and the INOVIO logo are trademarks and service marks of INOVIO. All other trademarks, service marks, trade names, logos and brand names identified in this presentation are the property of their respective owners. Forward Looking Statements

A Pivotal Moment for RRP Patients and INOVIO VOCERYQ™ New treatment option with broad indication for adults with RRP First product for INOVIO, major milestone for DNA medicine Reduces the need for surgery by targeting the underlying viral cause of RRP

Prescribing Information and Label Details

VOCERYQ™ Now Approved Formerly known as INO-3107 Approved to reduce the frequency of surgery in adults with RRP This indication is approved under accelerated approval based on reduction in the frequency of surgical papilloma excisions. Continued approval for this indication may be contingent upon verification and description of clinical benefit in a confirmatory study(ies).

Recurrent Respiratory Papillomatosis (RRP) Rare disease characterized by small, wart-like growths (papillomas) in the respiratory tract Repeated surgery is standard of care – every surgery entails significant risk and cost Potential for irreversible damage to vocal cords Impact on quality of life, financial burden VOCERYQTM is designed to address primary patient concern: reducing need for surgery Designed to generate an antigen-specific T-cell response against HPV-6 and -11, targeting underlying cause of RRP Image Source: National Institute on Deafness and Other Communication Disorders; accessed July 27, 2022; Photographs courtesy Aaron Friedman MD, University of Cincinnati College of Medicine

Multi-Center Clinical Study at 8 Clinical Sites

RRP-001 PHASE 1/2 OPEN-LABEL STUDY			RRP-002 DURABILITY EXTENSION / FOLLOW-UP		
Baseline: DAY 0		52 WEEKS		104 WEEKS	156 WEEKS
Patients Enrolled N=32	4 Doses of INO-3107 Day 0. Weeks 3, 6, 9	Completed Study N=32	Consented to Follow Up N=28 N=4 Lost to Follow Up	Median Follow Up	Completed Follow Up

Enrollment criteria: Patients who required at least two surgical interventions in the past year for the removal of HPV-6/11-related papilloma(s)

Study design: surgeries - up to 14 days before first dose, patients had RRP tissue surgically removed. **No scoping and surgery required during the dosing window.**

Secondary endpoint: efficacy - Change in number of surgical interventions pre- vs. post-treatment initiation

- Primary Endpoint: Safety of INO-3107
- Limited symptom assessment

Patient population: Intent-to-treat (ITT) - all patients (32)

Extension study: Retrospective assessment of treatment effect up to 3-years after initial dose of INO-3107

- Four patients were lost to follow-up (n=28)
  - Two refused consent, two not able to be contacted
- Median follow up ~1025 days, or 2.8 years
- New long-term efficacy data analysis published in *The Laryngoscope*

Morrow, M.P., Gillespie, E., Sylvester, A. *et al.* DNA immunotherapy for recurrent respiratory papillomatosis (RRP): phase 1/2 study assessing efficacy, safety, and immunogenicity of INO-3107. *Nat Commun* 16, 1518 (2025). https://doi.org/10.1038/s41467-025-56729-6

Amin MR, Belafsky PC, Best SR, Friedman AD, Klein AM, Lott DG, Mau T, Paniello RC, Pransky SM, Saba NF, Welsh C, Slog SA, Gillespie E, Dallas M, Morrow MP, Skolnik JM. DNA Immunotherapy (INO-3107) Long-Term Efficacy Supported by Enhanced Immunogenicity in HPV-6/11 RRP. Laryngoscope. 2026 Oct; https://doi.org/10.1002/lary.71016.

Amin MR, Belafsky PC, Best SR, Friedman AD, Klein AM, Lott DG, Mau T, Paniello RC, Pransky SM, Saba NF, Welsh C, Slog SA, Gillespie E, Dallas M, Morrow MP, Skolnik JM. DNA Immunotherapy (INO-3107) Results in Long-Term Surgery Reduction in RRP. Laryngoscope. 2025 Nov;135(11):4287-4295. doi: 10.1002/lary.32416. Epub 2025 Aug 9. PMID: 40781903; PMCID: PMC12645365.

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DOSING Week 3 6 9 Week 61 (≥3 surgeries in the 12 months prior to treatment) Analysis ends Efficacy Endpoint for Approval Based on Reduction in Surgery in 12 Months Following Dosing Completion *Includes data from weeks 9-52 from RRP-001 and from weeks 52-61 from RRP-002 0 Efficacy Analysis Period*: Weeks 9-61 (N=26) 4 doses total No surgeries required during dosing window per protocol 4.5 Median number of surgeries before treatment 27% Had no surgeries in the year after treatment with VOCERYQTM

Patient-Centric Treatment Regimen Flexibility in the administration location, including doctor’s office    Does not require scoping and surgical removal of visible papilloma during dosing window Straightforward storage, requiring only standard refrigeration with a 3-year shelf life

Simple Administration with CELLECTRA® Prepare Device & Patient Deliver VOCERYQ™  Immune Response Activated VOCERYQ™ enables cell to produce a targeted immune response against HPV-6 and HPV-11 CELLECTRA® injects VOCERYQ™, then provides short electrical pulses to briefly create reversible pores in the cell membrane to allow VOCERYQ to enter muscle cells Select injection site in the thickest part of the deltoid muscle in the upper arm

Key Safety Results - Most Adverse Reactions Grade 1 or 2 Adverse Reactions RRP (N=32) n (%) Injection site reaction 11 (34%) Headache 6 (19%) Fatigue 5 (16%) Hypertension 4 (13%) Nausea 2 (6%) Dizziness 2 (6%) Other clinically significant adverse reactions occurring in <5% of patients included localized edema (3%), malaise (3%), lethargy (3%), flank pain (3%), jaw pain (3%), procedural anxiety (3%), flushing (3%), neutropenia (3%), cholecystitis (3%) and myalgia (3%). Adverse Reactions Occurring in > 5% of Patients in Study RRP-001 (N=32)

FDA Alignment on Future Confirmatory Study Proposed protocol design due to FDA by end of 2026; expected to be finalized by mid-2027 Current general protocol design components: 50+ adult and pediatric patients with RRP who had 3+ surgeries in 12 months prior to treatment with VOCERYQTM Evaluate number of surgical interventions required over at least 3 years following completion of treatment Comparison to an appropriate external control group or scientifically justified threshold Potential to explore continued treatment in patients without sustained complete response

Commercial Launch Plans

Large Addressable Patient Population with High Unmet Need 25,000+ prevalent population of patients with RRP based on ongoing claims data analysis A significant market opportunity Immunotherapy, including VOCERYQTM, is recommended as first-line therapy for RRP* VOCERYQTM has the potential to become the preferred first line treatment for RRP Based on compelling efficacy, a favorable tolerability profile and a patient centric treatment regimen * Best SR, Friedman AD, Rosen CA, Sataloff RT, Matrka LA, Sims HS, Rosow DE, Saba NF, Lott DG, Klein AM, Mau T, Amin MR, Wikenheiser-Brokamp KA, Norberg SM, McClellan K, Young GD, Allen CT; Recurrent Respiratory Papillomatosis Foundation. Recurrent Respiratory Papillomatosis Foundation Position Statement on the Management of Adults With RRP. Laryngoscope. 2026 Sep;136 Suppl 4(Suppl 4):S7-S17. doi: 10.1002/lary.70379. Epub 2026 Jan 16. PMID: 41543033; PMCID: PMC13460614.

Patient Journey – Every Surgery Matters

Diagnosis
(surgery and/or biopsy)

KOL recommendation: start immunotherapy as soon as possible*

Decision to treat with VOCERYQ™

Patient undergoes initial papilloma removal

4 doses over 9 weeks
(no scoping or surgery required during dosing)



VOCERYQ™ can **reduce the frequency of surgery for adults with** RRP

*Best SR, Friedman AD, Rosen CA, Sataloff RT, Matrka LA, Sims HS, Rosow DE, Saba NF, Lott DG, Klein AM, Mau T, Amin MR, Wikenheiser-Brokamp KA, Norberg SM, McClellan K, Young GD, Allen CT; Recurrent Respiratory Papillomatosis Foundation. Recurrent Respiratory Papillomatosis Foundation Position Statement on the Management of Adults With RRP. Laryngoscope. 2026 Sep;136 Suppl 4(Suppl 4):S7-S17. doi: 10.1002/lary.70379. Epub 2026 Jan 16. PMID: 41543033; PMCID: PMC13460614.

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Key Priorities for a Successful Launch Establish broad access Policies in place for insurers that cover 80% of patients within 9 months of approval Drive awareness & adoption Engage targeted laryngologists and staff to educate on VOCERYQ™ and drive adoption Provide seamless patient & customer support Through the VOCERYQ™ Support Program make access to treatment as simple as possible

Targeting and Field Deployment

Driving rapid awareness, adoption and patient access

Highly concentrated market*

~400 Laryngologists
treat the vast majority of RRP patients

~80% of patients
receive care in large IDN / academic institutions (vast majority are treated in ~100 accounts)

~20% of patients
receive care in community hospitals and private group practices

Field footprint** will cover **~90% of RRP patient potential**

- 20 territories managed by experienced Key Account Managers (KAMs)
- Additional customer support by reimbursement specialists and dedicated payor support capabilities

*Based on INOVIO internal claims analysis using KOMODO and Purple Lab syndicated data

**Plan to leverage highly experienced field teams through our field deployment partner, Syneos Health

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Foundations for Long-term Commercial Success Manufacturing network with current inventory and capacity expected to support launch at least through 2027 VOCERYQ™ available to order and ship & Support Program enabled in ~60 days  Full field team deployment expected in the first quarter of 2027 Potential for commercial success Strength of clinical data Broad adult indication Significant unmet need Concentrated prescriber base Established infrastructure to enable a successful launch

VOCERYQ™ and Platform Potential

VOCERYQTM Program Expansion Additional treatment strategies Expansion in international markets

Advancing Our Pipeline Strategy NEAR TERM Commercialization of VOCERYQTM MID TERM Advancing Diversified Clinical Pipeline Innovating NextGen DNA Medicines NEXT GEN

Delivering on the Promise of DNA Medicine Approval of first product VOCERYQTM and transition to commercial stage company Multiple pipeline value drivers beyond VOCERYQTM Landmark moment for INOVIO and DNA medicine platform Near-term catalysts: launch and revenue generation Compelling efficacy, tolerability & patient-centric treatment regimen = potential to become preferred first-line treatment option

Q&A

INOVIO

Thank you.

Investors:
Peter Vozzo
Peter.Vozzo@icrhealthcare.com

Media:
Josephine Galatioto
inoviopr@icrhealthcare.com